                                 EXHIBIT 10(d)

                          CYPRUS AMAX MINERALS COMPANY

                               MATERIAL CONTRACTS
                        FULL RETIREMENT BENEFIT PLAN FOR
                           CERTAIN SALARIED EMPLOYEES

                           AMENDMENT NUMBER 7 TO THE
                           -------------------------
                            CYPRUS MINERALS COMPANY
                            -----------------------
                        FULL RETIREMENT BENEFIT PLAN FOR
                        --------------------------------
                           CERTAIN SALARIED EMPLOYEES
                           --------------------------


          THIS AMENDMENT is made this 27th day of September, 1993, by the Retirement Plan Committee of the Cyprus Minerals Company Full Retirement Benefit Plan for Certain Salaried Employees (the "Committee").

                                    RECITALS
                                    --------

          WHEREAS, Section 7.1 of the Cyprus Minerals Company Full Retirement Benefit Plan for Certain Salaried Employees (the "Plan") provides in part as follows:

          ". . . the right is reserved to amend . . .the Plan"

                                   AMENDMENT
                                   ---------

          NOW, THEREFORE, the Plan is amended as follows:

          1.  Section 4.4 of the Plan is amended in its entirety as follows:

              4.4  Change in Control: In the event of a Change in Control, each
                   -----------------
     Eligible Employee shall be fully vested in the benefit payable under this section 4.4. The benefit payable under this section 4.4 will be the actuarial equivalent, computed on the basis of the assumptions specified in the Retirement Plan for such purpose, of an annual benefit payable for the life of the Eligible Employee equal to the amount by which the Eligible Employee's Accrued Benefit under the Retirement Plan would be increased if the Eligible Employee's Period of Benefit Service under the Retirement Plan were increased by the Full Retirement Benefit Plan Credited Service credited under section 1.5 as of the date the Change in Control was deemed to have occurred. For purposes of computing the Eligible Employee's Full Retirement Benefit Plan Credited Service under section 1.5, the Eligible Employee will be deemed to have terminated employment as of the date the Change in Control was deemed to have occurred. Such benefit shall be paid in the form of a lump sum as soon as administratively feasible after the Change in Control is deemed to have occurred and, if the payment date is before the date the Eligible Employee attains age 62, shall be reduced by 5% per year for each full year and proportionally for each fractional year by which the payment date precedes the date that Eligible Employee would attain age 62.

     In the event of a Change in Control, each Eligible Employee who is not vested under the Retirement Plan, will be paid from this Plan the benefit that individual would have been entitled to receive from the Retirement Plan as of the date of Change in Control. For purposes of computing the benefit accrued under the Retirement Plan but paid from this Plan, the Eligible Employee will be deemed to have terminated employment as of the date the Change in Control was deemed to have occurred. Such benefit shall be paid in the form of a lump sum as soon as administratively feasible after the Change in Control is deemed to have occurred, and if the payment date is before the date the Eligible Employee attains Normal Retirement Age, such benefit shall be reduced in accordance with the provisions of the Retirement Plan governing payment of benefits before Normal Retirement Age.

     In the event of the merger between Cyprus Minerals Company and Amax Inc. (The "Merger"), no immediate payment will be made to any Eligible Employee as a consequence of said Merger. Payment will be made only upon an Eligible Employee's termination of employment following the Merger.

          2. Any inconsistent provisions of the Plan shall be read consistent with this Amendment.

          3. Except as amended above, each and every other provision of the Plan is affirmed and readopted.

          4.  The effective date of this amendment shall be September 7, 1993.

          IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date first above written.

                         RETIREMENT PLAN COMMITTEE


                         By:  /s/ KEVIN LOUGHREY
                              ------------------------
                              Kevin Loughrey, Chairman


                         By:  /s/ DENNIS C. HAUGH
                              -----------------------
                              Dennis C. Haugh, Member


                         By:  /s/ GERARD H. PEPPARD
                              -------------------------
                              Gerard H. Peppard, Member


                         CYPRUS MINERALS COMPANY


                         By:  /s/ MILTON H. WARD
                              -------------------------
                              Milton H. Ward, President

                           AMENDMENT NUMBER 6 TO THE
                           -------------------------
                            CYPRUS MINERALS COMPANY
                            -----------------------
                        FULL RETIREMENT BENEFIT PLAN FOR
                        --------------------------------
                           CERTAIN SALARIED EMPLOYEES
                           --------------------------

          THIS AMENDMENT is made this 28th day of May, 1993, by the Retirement Plan Committee of the Cyprus Minerals Company Full Retirement Benefit Plan for Certain Salaried Employees (the "Committee").

                                    RECITALS
                                    --------

          WHEREAS, Section 7.1 of the Cyprus Minerals Company Full Retirement Benefit Plan for Certain Salaried Employees (the "Plan") provides in part as follows:

          ". . . the right is reserved to amend . . . the Plan"

                                   AMENDMENT
                                   ---------

          NOW, THEREFORE, the Plan is amended as follows:

          1.  Section 4.3 of the Plan is amended in its entirety as follows:

              4.3  Death Benefit: If an Eligible Employee who has completed a
                   -------------
     Period of Vesting Service 5 years long or longer dies while employed by the Company and before payment of any benefits under this Plan begins, a Surviving Spouse will be paid the benefit computed under Section 4.1 that would have been payable had the Eligible Employee retired the day before his death, or if the Eligible Employee dies before attaining age 55, the benefit that would have been payable to the Surviving Spouse had the Eligible Employee survived until attaining age 55 and then retired (disregarding any period after the Eligible Employee's death for purposes of computing the Eligible Employee's Period of Benefit Service or Full Retirement Benefit Plan Credited Service) with the Eligible Employee's benefit under this Plan payable in the form of a qualified joint and survivor annuity. If the Eligible Employee dies after attaining age 55, payment of the Surviving Spouse's benefit will begin as of the month following the month during which the Eligible Employee's death occurred with the amount of the benefit adjusted as specified in Section 5.1 if payment begins before the Eligible Employee would have attained age 62. If the Eligible Employee dies before attaining age 55, payment of the Surviving Spouse's benefit will begin as of the month following the month during which the Eligible Employee would have attained age 55 with the amount adjusted as specified in Section 5.1 for commencement of payment before the Eligible Employee attains or would have attained age 62.

          2. Any inconsistent provisions of the Plan shall be read consistent with this Amendment.

          3. Except as amended above, each and every other provision of the Plan is affirmed and readopted.

          4.  The effective date of this amendment shall be January 1, 1987.

          IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date first above written.


                         RETIREMENT PLAN COMMITTEE


                         By:  /s/ KEVIN LOUGHREY
                              ------------------------
                              Kevin Loughrey, Chairman


                         By:  /s/ DENNIS C. HAUGH
                              -----------------------
                              Dennis C. Haugh, Member


                         By:  /s/ GERARD H. PEPPARD
                              -------------------------
                              Gerard H. Peppard, Member


                         CYPRUS MINERALS COMPANY


                         By:  /s/ MILTON H. WARD
                              -------------------------
                              Milton H. Ward, President